                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549





                                        FORM 8-K

                                   -------------------


                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934



          Date of Report
 (Date of Earliest Event Reported):                      Commission File Number:
           JUNE 26, 2001                                          01-13408


                                   -------------------


                                  DIGITAL RECORDERS, INC.
                (Exact name of Registrant as specified in its charter)



           NORTH CAROLINA                                        56-1362926
      (State of incorporation)                               (I.R.S. Employer
                                                          Identification Number)


                              4018 PATRIOT DRIVE, SUITE 100
                               DURHAM, NORTH CAROLINA 27703
                                       919\361-2155
                             (Address of principal executive
                               offices and telephone number)

                                   -------------------

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ITEM 5.

         On June 26, 2001, Digital Recorders, Inc. (the "Company") issued a press release announcing that it will not further extend its Redeemable Warrants to Purchase Common Stock (the Warrants) sold in the Company's public offering in November 1994. The Warrants may be exercised at any time prior to 5:00 P.M. Eastern Time on June 29, 2001, but not after that time. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.



ITEM 7. EXHIBITS



                         Exhibit No.               Description
                         -----------               -----------
                            99.1                      Press Release dated June 26, 2001





                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIGITAL RECORDERS, INC.



Date: June 26, 2001                  By:   /s/ David L. Turney
                                        ------------------------------------
                                        David L. Turney
                                        Chairman of the Board, President and
                                        Chief Executive Officer





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